EXHIBIT 99.2

PURCHASE AGREEMENT

                            ASSET PURCHASE AGREEMENT

      This agreement ("this Agreement") is made effective the 20th day of April, 2004 ("the Effective Date"), WOBF NATURAL GAS JOINT VENTURE, AN IDAHO JOINT VENTURE comprised of (i) Wright Oil & Tire Co., an Idaho corporation, and (ii) High Country Leasing, Inc., an Idaho corporation ("Seller") and Wright Oil & Tire Co., and High Country Leasing, Inc. ("Selling Members"), and INTREPID TECHNOLOGY AND RESOURCES INC., an Idaho corporation ("Purchaser").

                                    RECITALS:

      A. Seller is an entity, which engages in the provision of compressed natural gas ("CNG") and liquid natural gas ("LNG") products through a location in Idaho Falls, Idaho ("the Business"). The Business has received funding from grants or other contractual rights to allow the Business to operate. The Business consists generally of a lease for property at 1520 Grandview Drive, Idaho Falls, Idaho, certain contract rights as referred to herein and items of personal property used at the Grandview Drive location.

      B. Seller desires to sell to Purchaser, and Purchaser desires to purchase from Seller the Business on the terms and conditions set forth herein.

      NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:



                                PURCHASE AND SALE

PURCHASE AND SALE OF ASSETS. Subject to the terms and conditions of this Agreement, and on the basis of the representations, warranties, covenants and agreements contained in this Agreement, at the Closing (as defined below), the Seller agrees to sell, assign and convey to Purchaser, and Purchaser agrees to purchase, acquire and accept from Seller, all of the Business by a Bill of Sale in the form attached hereto as Exhibit A-1. The Business consists of:

            (a) The electrical and concrete installation made by Seller to install the equipment now utilized by Seller in the Business, but subject to the obligation to restore the premises on which those items are located pursuant to the lease for those premises.

            (b) Seller's rights under Subcontract No. K01-559822 with Bechtel BWXT Idaho, LLC (BBWI) dated February 1, 2001. Subject to the terms and conditions thereof which are assumed by Purchaser as of the Closing Date ("the Contract").

            (c) All rights of Seller under grant no. CON0060 (Idaho Liquid & Compressed Natural Gas Fueling Station Project) ("the Grant").

Excluded from this sale and purchase are any other assets of the Business and all of the "Retained Liabilities" that shall remain the sole responsibility of and shall be retained, paid, performed, and discharged solely by the Seller or Selling Members. "Retained Liabilities" shall mean every liability of the Seller or Selling Members other than the those liabilities expressly assumed by Purchaser. After this Agreement is consummated, Selling Members shall remain liable for all liabilities other than those expressly assumed by Purchaser.

CONSENTS REQUIRED. As a condition of the assignment to and assumption (by Purchaser) of the Contract and the Grant any consents required under the Grant and the Contract must be obtained. The receipt of such consents is a condition precedent to the obligations of both Purchaser and Seller and the conclusion of the transaction described herein. Such consents shall be a complete novation and release Seller and Selling Members from all liability arising under the Contract and the Grant after the Closing Date. Purchaser also shall enter into a new lease for the property at 1520 Grandview with Ardent Properties, LLC, the owner thereof. Such lease shall become effective as of the Closing Date. A copy of such lease is attached hereto as EXHIBIT "A" and by this reference incorporated herein.

TITLE TO PERSONAL PROPERTY. By execution of this Agreement, Purchaser acknowledges that the equipment utilized by the Business, including but not limited to the "CNG IN A Box" and the cardlock system and dispenser for dispensing of natural gas products belong to either Bechtel BWXT Idaho, LLC or the U.S. Department of Energy and are subject to use under the terms of the Contract and the Grant. Following conclusion of the Contract and the Grant said items are subject to disposition only with the consent of the owners thereof.


                        PURCHASE PRICE AND CONSIDERATION

PURCHASE PRICE. The purchase price or other consideration ("the Purchase Price") for the Business shall be:

            (d) Cash in the amount of Twenty-Five Thousand Dollars ($25,000.00) payable at the Closing;

            (e) Five Hundred Thousand (500,000) shares of common stock of Purchaser which shall be issued to Seller as of the Closing ("the Stock"). The Stock shall be validly issued, non-assessable and free of any lien or encumbrance, except restrictions on transfer which are identical to those conditions limiting the shares of common stock of Purchaser now issued and outstanding. By execution of this Agreement, Seller and Selling Members acknowledge that the Stock is not readily transferable on an open market, involves a high degree of risk, the value thereof is speculative and that Seller and Selling Members have sufficient net worth and sophistication to withstand any loss in value thereof.

            (f) Cash in the amount of Twenty-Five Thousand Dollars ($25,000.00), which shall be due and payable at such time as the initial payment of $80,000.00 is paid to Purchaser pursuant to the Grant.

OTHER CONSIDERATION. Effective as of the Closing Date, Purchaser also shall assume all costs of operation of the Business and shall assume any liability arising from the operation of the Business after the Closing Date. The Purchaser shall have no liability for, and Seller and Selling Members expressly retain all liabilities, whether known or unknown, contingent or otherwise, in connection with the Business prior to the Closing Date and not specified as a retained liability.

RISK OF LOSS. The risk of loss, damage, or destruction to any of the equipment, inventory, or other assets to be conveyed to Purchaser under this Agreement shall be borne by Seller to the time of Closing. In the event of such loss, damage, or destruction, Seller, to the extent reasonable, shall replace the lost property or repair or cause to repair the damaged property to its condition prior to the damage. If replacement, repairs, or restorations are not completed prior to Closing, then the purchase price shall be adjusted by an amount agreed upon by Purchaser and Seller that will be required to complete the replacement, repair, or restoration following Closing. If Purchaser and Seller are unable to agree, then Purchaser, at its sole option and notwithstanding any other provision of this Agreement, upon notice to Seller, may rescind this Agreement and declare it to be of no further force and effect, in which event there shall be no Closing of this Agreement and all the terms and provisions of this Agreement shall be deemed null and void.


          REPRESENTATIONS AND WARRANTIES OF SELLER AND SELLING MEMBERS

      In connection with the purchase and sale of the Business under this Agreement and in order to induce Purchaser to enter into and consummate the Transaction, Seller and Selling Members make the following representations and warranties to Purchaser, as of the date of the Closing (except for representations and warranties expressly and specifically relating to a time or times other than the date of the Closing, which shall be made as of the specified time or times):

ORGANIZATION, QUALIFICATION AND AUTHORITY.

            (g) Authority. Seller is a joint venture existing and in good standing under the laws of the State of Idaho, and has full power and authority
(i) to own its assets and properties and to conduct the Business and (ii) Seller has the authority to enter into this Agreement and to consummate the transactions contemplated hereby ("the Transaction") subject to receipt of the consents described in paragraph 1.2 above.

NO LEGAL BAR; CONFLICTS.

            (h) Neither the execution and delivery of this Agreement, nor the consummation of the Transaction violates or will violate any provision of any organizational documents of Seller.

            (i) Neither the execution and delivery of this Agreement, nor the consummation of the Transaction will violate, conflict with, or will result in any breach of any of the terms of any contract, commitment, agreement, understanding or arrangement of any kind to which the Company or the Seller is a party or by which the Seller or any of the assets of the Seller are bound.

TITLE TO AND CONDITION OF PROPERTY.

            (j) Title. Seller has good, marketable and exclusive title to and undisputed possession of the Business, subject to those matters stated herein. At the time of the Closing the Business shall be free and clear of any lien or encumbrance except as stated herein.

            (k) Condition. The assets of the Business are, in reasonably good condition, ordinary wear and tear excepted. Seller shall not be in default under the terms of the Contract or the Grant as of the Closing Date and shall be responsible for all obligations of Seller thereunder prior to the Closing Date. EXCEPT AS STATED IN THE PRIOR PROVISIONS OF THIS PARAGRAPH, PURCHASER IS ACQUIRING THE ASSETS DESCRIBED AND THE BUSINESS "AS IS", WITH NO WARRANTIES, EXPRESS OR IMPLIED INCLUDING ANY IMPLIED WARRANTY OF FITNESS FOR A PARTICULAR PURPOSE OR MERCHANTABILITY.

TRANSFER NOT SUBJECT TO ENCUMBRANCES OR THIRD-PARTY APPROVAL. The execution and delivery of this Agreement by Seller and Selling Members, and the consummation of the contemplated transactions, will not result in the creation or imposition of any valid lien, charge, or encumbrance on any of the Business, and will not require the authorization, consent, or approval of any third party, including any governmental subdivision or regulatory agency other than as set forth in
Section 1.3.

CONTRACTS. At the time of Closing, there will be no leases, employment contracts, contracts for services or maintenance, or other similar contracts existing or relating to or connected with the operation of the Business, except those set forth in Section 1.1 above.

TAXES. Seller has filed or caused to be filed on a timely basis all tax returns and all reports with respect to taxes that are or were required to be filed pursuant to applicable legal requirements for the Business. All tax returns and reports filed by Seller on behalf of the Business are true, correct, and complete. Seller has paid, or made provision for the payment of, all taxes that have or may have become due for all periods covered by the tax returns or otherwise, or pursuant to any assessment received by Seller. There are no encumbrances on the Business that arose in connection with any failure (or alleged failure) to pay any tax, and Seller and Selling Members have no knowledge of any basis for assertion of any claims attributable to taxes which, if adversely determined, would result in any such encumbrance.

ENVIRONMENTAL MATTERS. To the best of Seller's and Selling Members' knowledge, after due inquiry and reasonable investigation, Seller is, and at all times has been, in full compliance with, and has not been and is not in violation of or liable under, any environmental law. To the best of Seller's and Selling Members' knowledge, after due inquiry and reasonable investigation, neither Seller nor Selling Members has any basis to expect, nor has any of them received, any actual or threatened order, notice or other communication from (i) any governmental body or private citizen acting in the public interest or (ii) the current or prior owner or operator of the Business, of any actual or potential violation or failure to comply with any environmental law, or of any actual or threatened obligation to undertake or bear the cost of any environmental, health and safety liabilities with respect to any assets of the Business (whether real, personal or mixed) in which Seller has or had an interest, or with respect to any property or facility at or to which hazardous materials were generated, manufactured, refined, transferred, imported, used or processed by Seller or any other person for whose conduct it is or may be held responsible, or from which hazardous materials have been transported, treated, stored, handled, transferred, disposed, recycled or received.

LITIGATION. Seller and Selling Members have no knowledge of any claim, litigation, proceeding, or investigation pending or threatened against Seller that might result in any material adverse change in the Business or condition of the equipment being conveyed under this Agreement.

ACCURACY OF REPRESENTATIONS AND WARRANTIES. None of the representations or warranties of Seller or Selling Members contain or will contain any untrue statement of a material fact or omit or will omit or misstate a material fact necessary in order to make statements in this Agreement not misleading. Seller and Selling Members know of no fact that has resulted, or that in the reasonable judgment of Selling Members will result in a material change in the business, operations, or assets of Seller that has not been set forth in this Agreement or otherwise disclosed to Purchaser.


                   REPRESENTATIONS AND WARRANTIES OF PURCHASER

      In connection with the purchase and sale of the Business under this Agreement and in order to induce Seller to enter into and consummate the Transaction, Purchaser makes the following representations and warranties to Seller, as of the date of the Closing (except for representations and warranties expressly and specifically relating to a time or times other than the date of the Closing, which shall be made as of the specified time or times):

ORGANIZATION AND QUALIFICATION. Purchaser is a corporation duly organized, validly existing and in good standing under the laws of the State of Idaho, and has full power and authority (a) to own its assets and properties and to conduct its business and (b) to enter into this Agreement and consummate the Transaction.

AUTHORITY. The execution and delivery of this Agreement by Purchaser, the performance by Purchaser of its covenants and agreements hereunder and the consummation by Purchaser of the Transaction have been duly authorized by all necessary action by Purchaser. This Agreement constitutes a valid and legally binding agreement of Purchaser, enforceable against it in accordance with its terms.

NO LEGAL BAR: CONFLICTS. Neither the execution and delivery of this Agreement, nor the consummation of the Transaction violates or will violate any provision of the Articles of Incorporation or Bylaws of Purchaser, or any law, rule, regulation, writ, judgment, injunction, decree, determination, award or other order of any governmental authority, or violates, conflicts with, or will result in any breach of any of the terms of, or will constitute a default under the terms of, any contract, commitment, agreement, understanding or arrangement of any kind to which Purchaser is a party or by which Purchaser or any of the assets of Purchaser is bound. To the best of Purchaser's knowledge, no consents, approvals or authorizations of, or filings with, any governmental authority or any other person are required on the part of Purchaser in connection with the execution and delivery of this Agreement and the consummation of the Transaction.

ACTS TO BE PERFORMED. Purchaser shall perform each of its covenants, acts and undertakings to be performed on or before the Closing Date pursuant to the terms of this Agreement.

LITIGATION. There is no litigation, proceeding or investigation pending or, to the best of Purchaser's knowledge, threatened against or affecting Purchaser that is reasonably likely to prevent or hinder the consummation of the Transaction.


                    COVENANTS OF SELLER AND SELLING MEMBERS

SELLER'S OPERATION OF BUSINESS PRIOR TO CLOSING. Seller and Selling Members agree that between the date of this Agreement and the Closing Date, Seller will:

            (l) Continue to operate the Business in the usual and ordinary course and in substantial conformity with all applicable laws, ordinances, regulations, rules, or orders, and will use its best efforts to preserve its business organization and preserve the continued operation of the Business with its customers, suppliers, and others having business relations with Seller.

            (m) Not assign, sell, lease, or otherwise transfer or dispose of any of the assets used in the performance of its Business, whether now owned or hereafter acquired, except in the normal and ordinary course of business and in connection with its normal operation.

            (n) Maintain all of its assets other than inventories in their present condition, reasonable wear and tear and ordinary usage excepted, and maintain the inventories at levels normally maintained.

ACCESS TO PREMISES AND INFORMATION. At reasonable times prior to the Closing Date, Seller will provide Purchaser and its representatives with reasonable access during business hours to the assets, titles, contracts, and records of Seller and furnish such additional information concerning Seller's business as Purchaser from time to time may reasonably request.

CONDITIONS AND BEST EFFORTS. Seller and Selling Members will use their best efforts to effectuate the transactions contemplated by this Agreement and to fulfill all the conditions of the obligations of Seller and Selling Members under this Agreement, and will do all acts and things as may be required to carry out their respective obligations under this Agreement and to consummate and complete this Agreement.


                             COVENANTS OF PURCHASER

Purchaser will use its best efforts to effectuate the transactions contemplated by this Agreement and to fulfill all the conditions of Purchaser's obligations under this Agreement, and shall do all acts and things as may be required to carry out Purchaser's obligations and to consummate this Agreement.


                CONDITIONS PRECEDENT TO OBLIGATIONS OF PURCHASER

      The obligation of Purchaser to purchase the Business is subject to the fulfillment, prior to or at the Closing Date, of each of the following conditions, any one or portion of which may be waived in writing by Purchaser:

REPRESENTATIONS, WARRANTIES, AND COVENANTS OF SELLER AND SELLING MEMBERS. All representations and warranties made in this Agreement by Seller and Selling Members shall be true as of the Closing Date as fully as though such representations and warranties had been made on and as of the Closing Date, and, as of the Closing Date, neither Seller nor Selling Members shall have violated or shall have failed to perform in accordance with any covenant contained in this Agreement.

CONDITIONS OF THE BUSINESS. There shall have been no material adverse change in the manner of operation of the Business prior to the Closing Date.

NO SUITS OR ACTIONS. At the Closing Date no suit, action, or other proceeding shall have been threatened or instituted to restrain, enjoin, or otherwise prevent the consummation of this Agreement or the contemplated transactions.



       CONDITIONS PRECEDENT TO OBLIGATIONS OF SELLER AND SELLING MEMBERS

      The obligations of Seller and Selling Members to consummate the transactions contemplated by this Agreement are subject to the fulfillment, prior to or at the Closing Date, of each of the following conditions, any one or a portion of which may be waived in writing by Seller:

REPRESENTATIONS, WARRANTIES, AND COVENANTS OF PURCHASER. All representations and warranties made in this Agreement by Purchaser shall be true as of the Closing Date as fully as though such representations and warranties had been made on and as of the Closing Date, and Purchaser shall not have violated or shall not have failed to perform in accordance with any covenant contained in this Agreement.


                          INDEMNIFICATION AND SURVIVAL

SURVIVAL OF REPRESENTATIONS AND WARRANTIES. All representations and warranties made in this Agreement shall survive the Closing of this Agreement, except that any party to whom a representation or warranty has been made in this Agreement shall be deemed to have waived any misrepresentation or breach of representation or warranty of which such party had knowledge prior to Closing. Any party learning of a misrepresentation or breach of representation or warranty under this Agreement shall immediately give written notice thereof to all other parties to this Agreement. The representations and warranties in this Agreement shall terminate two years from the Closing Date (except for the representations and warranties contained in paragraph 3.7 which shall terminate two (2) years from the date that the breach of the representation or warranty is discovered), and such representations or warranties shall thereafter be without force or effect, except any claim with respect to which notice has been given to the party to be charged prior to such expiration date.

SELLER'S AND SELLING MEMBERS' INDEMNIFICATION. Seller and Selling Members each hereby agree to indemnify and hold Purchaser, its successors, and assigns harmless from and against:

            (o) Any and all claims, liabilities, and obligations of every kind and description, contingent or otherwise, including but not limited to all Retained Liabilities arising out of or related to the operation of Seller's business prior to the close of business on the day before the Closing Date, except for claims, liabilities, and obligations of Seller expressly assumed by Purchaser under this Agreement or paid by insurance maintained by Seller, Selling Members, or Purchaser.

            (p) Any and all damage or deficiency resulting from any material misrepresentation, breach of warranty or covenant, or nonfulfillment of any agreement on the part of Seller and Selling Members under this Agreement.

            (q) Seller's and Selling Members' indemnity obligations under this section shall be subject to the following:

                  (i) If any claim is asserted against Purchaser that would give rise to a claim by Purchaser against Seller and Selling Members for indemnification under the provisions of this section, then Purchaser shall promptly give written notice to Selling Members concerning such claim and Selling Members shall, at no expense to Purchaser, defend the claim.

PURCHASER'S INDEMNIFICATION. Purchaser agrees to defend, indemnify, and hold harmless Seller and Selling Members from and against:

            (r) Any and all claims, liabilities, and obligations of every kind and description arising out of or related to the operation of the business following Closing or arising out of Purchaser's failure to perform obligations of Seller assumed by Purchaser pursuant to this Agreement.

            (s) Any and all damage or deficiency resulting from any material misrepresentation, breach of warranty or covenant, or nonfulfillment of any agreement on the part of Purchaser under this Agreement.



                                   THE CLOSING

CLOSING DATE. The closing ("the Closing") of the transactions described herein shall occur on _______________, 2004 ("the Closing Date").

CLOSING DOCUMENTS. At the Closing the parties agree to execute all documents reasonably required to carry out the intent hereof, including but not limited to bills of sale as to tangible assets, the lease described above and any documents required to assign the Contract and the Grant.


                                     GENERAL

GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the internal laws, and not the laws of conflicts, of the State of Idaho.

NOTICES. Any notices or other communications required or permitted under this Agreement shall be delivered personally or sent by registered or certified mail, postage prepaid, delivered by overnight delivery or sent by facsimile, addressed as follows:


      To Purchaser:     Dennis Keiser, President.
                        Intrepid Technology and Resources, Inc.
                        501 W. Broadway,
                        Idaho Falls, ID 83402

      With a copy to:   Mark Ellison
                        Moffatt Thomas Barrett Rock & Fields, Chtd.
                        P.O. Box 829
                        Boise, ID 83701
                        (208) 345-2000

      To the Seller:    Hal Wright
                        2251 N. Holmes
                        Idaho Falls, ID 83401

      With a copy to:   Scott P. Eskelson
                        Martin & Eskelson, PLLC
                        P.O. Box 3189
                        Idaho Falls, ID 83403-3189
                        (208) 522-0791
or such other addresses as shall be similarly furnished in writing by either party. Such notices or communications shall be deemed to have been given as of the date of personal delivery, or if mailed, the date the return receipt is signed or the date on which delivery is refused, or if delivered by overnight delivery or facsimile, on the date of receipt.

ENTIRE AGREEMENT. This Agreement supersedes all prior communications, understandings and agreements of or between the parties with respect to the subject matter of this Agreement and contains the entire agreement among the parties with respect to the transactions contemplated in this Agreement.

HEADINGS. The headings of this Agreement are inserted for convenience only and shall not constitute a part of this Agreement.

SCHEDULES, EXHIBITS. All Schedules and Exhibits annexed to this Agreement are hereby incorporated herein by this reference and made part hereof.

EXPENSES. Each party shall bear its own costs and expenses incurred by it in connection with the transactions pursuant to this Agreement.

AMENDMENT. This Agreement may be amended, modified or superseded, and any of the terms, covenants, representations, warranties or conditions hereof may be waived, only by a written instrument executed on behalf of all of the parties or, in the case of a waiver, by the party waiving compliance.

WAIVER. The failure of any party at any time or times to require performance of any provision of this Agreement shall in no manner affect the right to enforce that provision or any other provision of this Agreement at any time thereafter.

ASSIGNMENT. Neither this Agreement nor any of the rights or obligations under this Agreement may be assigned by any party without the prior written consent of all other parties. Subject to the foregoing, this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, and no other person shall have any right, benefit or obligation under this Agreement. There are no third party beneficiaries of this Agreement.

ATTORNEYS' FEES. In the event of any action arising out of this Agreement, the prevailing party shall be entitled to recover its costs, expenses and reasonable attorney's fees incurred in connection with the dispute from the other party whether or not suit is filed and including such costs and fees on appeal.

COUNTERPARTS; FAX SIGNATURES. This Agreement may be executed in one or more counterparts, each of which together shall constitute a single instrument. Signatures on this Agreement transmitted by facsimile shall be deemed to be original signatures for all purposes of this Agreement.

PARTIES IN INTEREST. Nothing herein shall be construed to be to the benefit of any third party, nor is it intended that any provision shall be for the benefit of any third party.

FURTHER ACTION. The parties hereto shall execute and deliver all documents, provide all information and take or forbear from all such action as may be necessary or appropriate to achieve the purpose of the Agreement.

INTERPRETATION OF AGREEMENT. The law firm of Martin & Eskelson, PLLC has acted as counsel on behalf of Seller and Selling Members and the law firm of Moffatt Thomas Barrett Rock & Fields, Chtd has acted as counsel on behalf of Purchaser, in connection with the negotiation and drafting of this Agreement and the conclusion of the sale described herein. This Agreement shall be construed fairly in accordance with its terms and no presumption shall arise that this Agreement shall be construed in favor of or against any Person.

SAVINGS CLAUSE. If any provision of this Agreement, or the application of such provision to any person or circumstance, shall be held invalid, the remainder of this Agreement, or the application of such provision to persons or circumstances other than those as to which it is held invalid, shall not be affected thereby.

      IN WITNESS WHEREOF, the parties have executed this Agreement effective as of the date above first written.

PURCHASER:                                            SELLER:

INTREPID TECHNOLOGY AND                   WOBF NATURAL GAS JOINT
RESOURCES, INC.                           VENTURE


BY:                                       BY: WRIGHT OIL & TIRE CO., a
    ----------------------------------        member
Title:
       -------------------------------


                                          BY:
                                              ----------------------------------
                                              Hal Wright, President


                                          BY: HIGH COUNTRY LEASING, INC.,
                                              a member


                                          BY:
                                              ----------------------------------
                                              Title:
                                                    ----------------------------

                                   EXHIBIT A-1

                                  BILL OF SALE

      FOR VALUE RECEIVED, WOBF NATURAL GAS JOINT VENTURE, an Idaho joint venture ("Grantor"), does hereby convey, transfer, set over, and assign unto INTREPID TECHNOLOGY AND RESOURCES, INC., an Idaho corporation ("Grantee"), all of Grantor's interest in and to the following assets described in the Asset Purchase Agreement between Grantor, Grantee, and the Selling Members of Grantor, effective as of the ___day of April 2004 (the "Agreement"):

            (t) The electrical and concrete installation made by Seller to install the equipment now utilized by Seller in the Business, but subject to the obligation to restore the premises on which those items are located pursuant to the lease for those premises.

            (u) Seller's rights under Subcontract No. K01-559822 with Bechtel BWXT Idaho, LLC (BBWI) dated February 1, 2001. Subject to the terms and conditions thereof which are assumed by Purchaser as of the Closing Date.

            (v) All rights of Seller under grant no. CON0060 (Idaho Liquid & Compressed Natural Gas Fueling Station Project).


                        Capitalized terms not defined in this Bill of Sale have the same meanings given to the terms in the Agreement.

                        IN WITNESS WHEREOF, Grantor has hereunto executed this Bill of Sale as of the ___day of April, 2004

                                        GRANTOR:


                                        WOBF NATURAL GAS JOINT VENTURE


                                        BY: WRIGHT OIL & TIRE CO., a member

                                        BY:
                                           -------------------------------------
                                           Hal Wright, President

                                        BY: HIGH COUNTRY LEASING, INC., a member

                                           BY:
                                              ----------------------------------
                                           Title:
                                                 -------------------------------